UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2005




                        Pioneer Natural Resources Company
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245                 75-2702753
----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------              ----------
   (Address of principal executive offices)                   (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule  14a-12 under  the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                         Page

Item 5.02.  Departure of Directors or Principal Officers; Election
            of Directors; Appointment of Principal Officers...........    3

Item 9.01.  Financial Statements and Exhibits.........................    3

            (d)   Exhibits............................................    3

Signature.............................................................    4

Exhibit Index.........................................................    5






                                       2




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                        PIONEER NATURAL RESOURCES COMPANY



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On December 19, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that James L. Houghton has retired from its board of directors, effective December 19, 2005, having reached the Company's mandatory retirement age of 75 for board members.

Item 9.01.  Financial Statements and Exhibits

       (d)  Exhibits

            99.1  News Release dated December 19, 2005.




                                        3

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                       PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY



Date:  December 20, 2005        By: /s/ Darin G. Holderness
                                    --------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer




                                        4

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                       PIONEER NATURAL RESOURCES COMPANY

                                 EXHIBIT INDEX



Exhibit No.                  Description
-----------                  -----------
  99.1(a)                    News Release dated December 19, 2005.


-------------
(a) filed herewith




                                        5

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